UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 2, 2007


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
             (Exact name of registrant as specified in its charter)



                                     NEVADA
                 (State or other jurisdiction of incorporation)



          1-14244                                      84-1214736
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   (Commission File Number)                 (I.R.S. Employer Identification No.)

1111 EAST TAHQUITZ CANYON WAY, SUITE 110, PALM SPRINGS, CALIFORNIA       92262
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    (Address of principal executive offices)                          (Zip Code)

                                 (760) 327-5284
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              (Registrant's telephone number, including area code)

                        GLAS-AIRE INDUSTRIES GROUP LTD.
                              145 TYEE DRIVE, #1641
                         POINT ROBERTS, WASHINGTON 98281
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              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On July 2, 2007, effective as of June 25, 2007, Environmental Service Professionals, Inc. (the "Company"), Advanced Roofing Solutions, Inc., a
California corporation ("ARS"), Eduardo Guerra, an individual and 50% shareholder of ARS, and Marco Guerra, an individual and 50% shareholder of ARS, entered into a stock purchase agreement (the "SPA") pursuant to which the Company will acquire 100% of the total issued and outstanding stock of ARS from Eduardo Guerra and Marco Guerra in exchange for a minimum of 1,100,000 shares and a maximum of 1,500,000 shares of the Company's common stock issuable in installments over time (the "Stock Payment"), 1,000,000 warrants entitling Eduardo Guerra and Marco Guerra to collectively purchase 1,000,000 additional shares of the Company's common stock at a purchase price of $0.75 per share for a period of three years from the date of the closing of the purchase under the SPA, issuable at such time as specified in the SPA, plus a minimum of $1,000,000 and a maximum of $1,950,000 in cash (subject to possible further increase), payable in installments over time (the "Cash Payment"). Upon the closing of the SPA (the "Closing"), which is scheduled to occur on July 15, 2007, or on another date, place and time as the parties mutually agree in writing, or within 10 days after completion of ARS's 2005 and 2006 audited and 2007 unaudited financial statements, whichever occurs later, but in no event after July 31, 2007 (the "Closing Date"), unless extended by mutual written agreement of the parties, ARS will become a wholly owned subsidiary of the Company.

         The Cash Payment to Eduardo Guerra and Marco Guerra will be made as follows: (i) $750,000 paid upon Closing, (ii) $100,000 paid 30 days after Closing, (iii) $100,000 paid 60 days after Closing, and (iv) $50,000 paid 90 days after Closing.

         The Stock Payment to Eduardo Guerra and Marco Guerra (as between them on a 50% - 50% basis) as follows: (i) 750,000 shares upon Closing, (ii) 50,000 shares 30 days after Closing, (iii) 50,000 shares 60 days after Closing, (iv) 50,000 shares 120 days after Closing, (v) 50,000 shares 180 days after Closing, and (vi) 150,000 shares 275 days after Closing.

         All shares of the Company's common stock and all of the warrants issuable to Eduardo Guerra and Marco Guerra by the Company under the SPA must be held by Eduardo Guerra and Marco Guerra for a period of at least one year from the date of the Closing. Furthermore, Eduardo Guerra and Marco Guerra will have piggyback registration rights with respect to the shares and the shares underlying the warrants, subject to potential adjustment by the underwriter for such registration statement, if any.

         The amount of the Cash Payment and Stock Payment may be increased and paid subject to the following terms and conditions:

         ADJUSTMENT IN CASH PAYMENT. Eduardo Guerra and Marco Guerra will earn a collective total of an additional $250,000 in cash (the "Program Bonus") if and upon ARS signing a Home Warranty Program (the "Program") with a nationwide home warranty provider which represents over 100,000 national home warranty contracts across several markets in the United States, reflecting a minimum of $16,000,000 of estimated gross revenue for ARS over the 36 months following the execution of the agreements evidencing the Program. Eduardo Guerra and Marco Guerra will earn a collective total of an additional $200,000 in cash (the "Projection Bonus") on or before January 31, 2009 if ARS achieves 85% or more of its projected gross revenue and net profits during the period from Closing to December 31, 2008. Eduardo Guerra and Marco Guerra will earn a collective total of an additional $500,000 in cash (the "Excess Projection Bonus") on or before January 31, 2009 if ARS exceeds its projected gross revenue during the period from Closing to December 31, 2008 by more than 35%. If ARS achieves or exceeds its projected net profits during the period from Closing to December 31, 2008 and exceeds its projected gross revenue during that period by more than 35%, then for each percentage point above 35% that ARS exceeds it projected revenue during said period, Eduardo Guerra and Marco Guerra will earn an additional collective total

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

of $14,000 payable on or before January 31, 2009, up to a total maximum of an additional $300,000.

         ADJUSTMENT TO STOCK PAYMENT. Eduardo Guerra and Marco Guerra will earn a collective total of an additional 400,000 shares of the Company's common stock on or before January 31, 2009 if ARS achieves 85% or more of its projected gross revenue and net profits during the period from Closing to December 31, 2008 (the "Bonus Stock").

         ACCELERATION OF CERTAIN ADJUSTMENTS. In the event that (i) the employment of both Eduardo Guerra and Marco Guerra with ARS and the Company and their successors-in-interest and affiliates is unilaterally terminated by the Company without cause prior to December 31, 2008, or (ii) the Company does not upon the written request of Eduardo Guerra and Marco Guerra invest at least $500,000 into ARS, including the Bridge Loan (as defined below), then the Company will immediately pay to Eduardo Guerra and Marco Guerra in cash a collective total of the Program Bonus, the Projection Bonus, and the Excess Projection Bonus, as well as issue to Eduardo Guerra and Marco Guerra the Bonus Stock.

         Upon the execution SPA, the Company made a $250,000 bridge loan (the "Bridge Loan") to ARS to be used by ARS for the establishment of its training and educational program as mutually agreed by ESP and ARS. The Bridge Loan will be noninterest bearing and will be converted into an equity investment in ARS at the Closing, or if the Closing does not occur, will be converted into voting common stock of ARS issued to ESP in an amount based on a pre-money valuation of ARS of $3,200,000; provided, that if the Closing does not occur due to a breach of the SPA by ARS, then the Bridge Loan will be immediately due and payable and commence bearing interest at the rate of 10% per annum.

         Effective as of the Closing, the Company will employ Marco Guerra as the Division President of the ARS Division, and Eduardo Guerra as the Senior Vice President of ARS with an annual salary to be agreed upon for both individuals in the annual budget and projections of ARS for 2007 and 2008. Eduardo Guerra shall be employed by the Company as Executive Vice President of Strategic Planning and shall report directly to the President and Chief Executive Officer of the Company. The term of the employment arrangements will be for a minimum of 275 days after the Closing, and thereafter on an "at will" basis. As an inducement to the Company to enter into and to perform its obligations under the SPA, Marco Guerra and Eduardo Guerra will each enter into a non-compete covenant pursuant to which during the term of their employment with the Company and for so long as they are officers, directors, employees or consultants of the Company or any of its subsidiaries or affiliates, they will not directly or indirectly, whether (a) as an employee, agent, consultant, employer, principal, partner, officer or director; (b) holder of more than five percent of any class of equity securities or more than five percent of the aggregate principal amount of any class of equity securities or more than five percent of the aggregate principal amount of any class of debt, notes or bonds of a company with publicly traded equity securities; or (c) in any other individual or representative capacity whatsoever, for their own account or the account of any other person or entity, engage in any business or trade competing with the then business or trade of the Company or its affiliates in the United States. Upon a date 90 days after Closing, either Marco Guerra or Eduardo Guerra will be appointed to the Company's Board of Directors.

         The SPA may be terminated by either party upon written notice to the other party and without further obligation by either party to the other party, if (i) the Closing does not occur by July 31, 2007, or (ii) Eduardo Guerra and Marco Guerra may also terminate the SPA by written notice to the Company upon certain defaults by the Company, or (iii) if either party provides written notice of termination to the other party on or before July 31, 2007 and Eduardo Guerra and Marco Guerra agree to immediately refund the Bridge Loan to the Company, as set forth in the SPA.

         ARS was founded in August, 2001 and is engaged in the business of providing analysis, preventative maintenance, service and repairs for the roofs of clients such as individual homeowners, home owner associations, property managers, commercial property owners, multi-unit residences, and commercial

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

organizations with five or more units within any city limit. A copy of the SPA is attached to this Report as Exhibit 99.1.

SECTION 2.  FINANICAL INFORMATION

ITEM 2.01  DISPOSITION OF ASSETS

         Effective as of June 30, 2007 (the "Closing"), Environmental Service Professionals, Inc. (the "Company"), Pacific Environmental Sampling, Inc., a California corporation ("PES"), and Hugh Dallas, an individual ("Dallas"), completed the closing of a stock purchase agreement (the "PES SPA") pursuant to which Dallas acquired 100% of the total issued and outstanding stock of PES from the Company in exchange for one dollar in cash and other good and valuable consideration. As a result of the Closing, PES is no longer a wholly owned subsidiary of the Company, effective June 30, 2007 (the "Closing").

         Edward Torres submitted his resignation (to be effective as of the Closing) from the Board of Directors of PES and Dallas was appointed to the Board of Directors of PES (effective as of the Closing). Edward Torres submitted his resignation (to be effective as of the Closing) as the Chief Executive Officer, President, Chief Financial Officer, and Secretary of PES and Hugh Dallas was appointed as the Chief Executive Officer, President, Chief Financial Officer, and Secretary of PES (to be effective as of the Closing).

         A copy of the PES SPA is attached to this Report as Exhibit 99.2.

SECTION 9.  FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (d)      Exhibits

               99.1 Stock  Purchase  Agreement  by and  among  Advanced  Roofing
                    Solutions, Inc., a California corporation, Eduardo Guerra, Marco Guerra, and Environmental Service Professionals, Inc., a Nevada corporation, dated as of June 25, 2007.

               99.2 Stock Purchase Agreement by and among Environmental  Service
                    Professionals, Inc., Pacific Environmental Sampling, Inc., a California corporation, and Hugh Dallas dated as of June 29, 2007.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                        --------------------------------
                                  (Registrant)

Date:  July 6, 2007


                           /s/  Edward Torres, Chief Executive Officer
                           -------------------------------------------
                           Edward Torres, Chief Executive Officer


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